Exhibit 99.2

          Bio-Rad Laboratories, Inc.,

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACTION OF 2002

          I, James R. Stark, of Bio-Rad Laboratories, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               1. the Quarterly Report on Form 10-Q of the Registrant, to which this certificate is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

               2.   the   information  contained   in  the   Report  fairly
                    presents, in all material respects, the financial condition and results of operations of the Registrant.



          Dated:   November 13, 2002         /s/ James R. Stark
                                             --------------------
                                             James R. Stark
                                             Corporate Controller
                                             Principal Financial Officer
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